UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Companies

Investment Company Act file number 811-03807

SunAmerica Money Market Funds, Inc.

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5, 185 Hudson Street,

Suite 3300

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1. Schedule of Investments.

AIG Government Money Market Fund

PORTFOLIO OF INVESTMENTS - September 30, 2018 - (unaudited)

Security Description	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT SECURITIES — 100.3%
U.S. Government Agencies — 66.7%
Federal Farm Credit Bank FRS 1.98% (1 ML-0.15%) due 10/11/2018	$7,000,000	$6,999,995
Federal Home Loan Bank 1.25% due 01/16/2019	1,200,000	1,197,788
1.88% due 10/01/2018	1,000,000	1,000,000
1.96% due 10/03/2018	7,000,000	6,999,249
1.98% due 10/01/2018	29,000,000	29,000,000
1.99% due 10/05/2018	3,000,000	2,999,347
2.06% due 10/17/2018	4,000,000	3,996,400
2.11% due 10/17/2018	6,000,000	5,994,453
2.15% due 10/24/2018	1,400,000	1,398,104
Federal Home Loan Bank FRS 2.00% (1 ML-0.14%) due 10/12/2018	3,600,000	3,599,996
2.02% (1 M-0.14%) due 10/16/2018	4,000,000	3,999,880
2.04% (1 ML-0.13%) due 11/16/2018	2,000,000	1,999,985
2.06% (1 ML-0.12%) due 11/21/2018	4,000,000	4,000,000
Federal Home Loan Mtg. Corp. 0.88% due 10/12/2018	1,034,000	1,033,727
Federal National Mtg. Assoc. 1.13% due 12/14/2018	2,200,000	2,197,001

Total U.S. Government Agencies (amortized cost $76,415,925)		76,415,925

U.S. Government Treasuries — 33.6%
United States Treasury Bills
1.96% due 10/04/2018	2,000,000	1,999,673
1.98% due 10/25/2018	2,000,000	1,997,373
1.98% due 11/01/2018	5,000,000	4,991,497
2.01% due 11/23/2018	2,500,000	2,492,639
2.03% due 10/25/2018	2,000,000	1,997,303
2.05% due 11/08/2018	5,000,000	4,989,233
2.05% due 11/23/2018	2,500,000	2,492,506
2.07% due 11/23/2018	3,000,000	2,990,882
2.09% due 12/06/2018	2,000,000	1,992,362
2.10% due 12/06/2018	3,000,000	2,988,505
2.10% due 12/27/2018	3,500,000	3,482,356
United States Treasury Bonds STRIPS
zero coupon due 11/15/2018	1,000,000	997,680
zero coupon due 02/15/2019	1,000,000	992,695
United States Treasury Notes
1.13% due 01/31/2019	1,700,000	1,695,558
1.25% due 01/31/2019	600,000	598,816
1.38% due 12/31/2018	1,100,000	1,098,769
1.50% due 01/31/2019	700,000	698,992

Total U.S. Government Treasuries (amortized cost $38,496,839)		38,496,839

TOTAL INVESTMENTS (amortized cost $114,912,764)	100.3%	114,912,764
Liabilities in excess of other assets	(0.3)	(377,712)

NET ASSETS	100.0%	$114,535,052

FRS—Floating Rate Securities

The rates shown on FRS are the current interest rates at September 30, 2018 and unless noted otherwise, the dates shown are the original maturity dates.

STRIPS—Separate Trading of Registered Interest and Principal Securities

Index Legend

1 ML—1 Month USD LIBOR

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2018 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Investment at Value*
Short-Term Investment Securities	$—	$114,912,764	$—	$114,912,764

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS – September 30, 2018 – (unaudited)

Note 1: Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. generally accepted accounting principles (“GAAP”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (“the Board”), etc.)

Level 3 - Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund’s assets and liabilities classified in the fair value hierarchy as of September 30, 2018, is reported on a schedule at the end of the Portfolio of Investments.

Portfolio securities are valued at amortized cost, which approximates market value, and are generally categorized as Level 2. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, the Board has adopted procedures intended to stabilize the Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “Shadow Pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Fund has entered into Master Repurchase Agreements (“Master Agreements”) with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could cause the Fund to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of September 30, 2018, the repurchase agreements held by the Fund are subject to master netting provisions. See the Portfolio of Investments for more information about the Fund’s holdings in repurchase agreements.

ADDITIONAL INFORMATION

Additional information is available in the Fund’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	November 28, 2018

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date:	November 28, 2018